REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Separate Account Ten of Talcott Resolution Life and Annuity Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Separate Account Ten of Talcott Resolution Life and Annuity Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 16, 2025
We have served as the auditor of Separate Account Ten of Talcott Resolution Life and Annuity Insurance Company since 2002.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Sustainable Future Fund	Putnam VT Mortgage Securities Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Focused International Equity Fund	Putnam VT Large Cap Growth Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class IA	$11,086,715	$6,495,542	$18,761,199	$31,083,377	$50,605,731	$332,993,953	$16,989,991	$21,357,257	$24,465,989	$14,862,592
class IB	1,367,836	1,584,280	1,684,170	1,106,843	789,766	10,850,307	1,310,596	1,435,535	3,014,864	1,443,436
Total investments	12,454,551	8,079,822	20,445,369	32,190,220	51,395,497	343,844,260	18,300,587	22,792,792	27,480,853	16,306,028
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	670	600	1,626	1,469	12,193	152,258	1,281	2,472	8,447	579
Other assets	2	—	—	2	—	—	1	1	—	—
Total assets	12,455,223	8,080,422	20,446,995	32,191,691	51,407,690	343,996,518	18,301,869	22,795,265	27,489,300	16,306,607

Liabilities:
Due to Sponsor Company	670	600	1,626	1,469	12,193	152,258	1,281	2,472	8,447	579
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	3	—	1	2	—	—	2	—
Total liabilities	670	603	1,629	1,469	12,194	152,260	1,281	2,472	8,449	579

Net assets:
For contract liabilities	$12,454,553	$8,079,819	$20,445,366	$32,190,222	$51,395,496	$343,844,258	$18,300,588	$22,792,793	$27,480,851	$16,306,028

Contract Liabilities:
class IA	$11,086,714	$6,495,540	$18,761,199	$31,083,378	$50,605,730	$332,993,951	$16,989,994	$21,357,258	$24,465,989	$14,862,591
class IB	1,367,839	1,584,279	1,684,167	1,106,844	789,766	10,850,307	1,310,594	1,435,535	3,014,862	1,443,437
Total contract liabilities	$12,454,553	$8,079,819	$20,445,366	$32,190,222	$51,395,496	$343,844,258	$18,300,588	$22,792,793	$27,480,851	$16,306,028

Shares:
class IA	642,708	1,040,952	4,087,407	1,554,946	3,428,573	18,530,548	1,024,728	3,740,326	3,009,347	1,216,251
class IB	80,556	255,529	364,539	54,417	54,504	630,832	83,584	254,527	375,918	119,887
Total shares	723,264	1,296,481	4,451,946	1,609,363	3,483,077	19,161,380	1,108,312	3,994,853	3,385,265	1,336,138

Cost	$11,504,144	$11,349,959	$30,306,985	$24,963,205	$51,363,110	$186,928,662	$16,377,111	$31,464,889	$37,865,158	$13,953,095

Deferred contracts in the accumulation period:
Units owned by participants #	207,421	460,051	791,135	358,558	975,196	10,049,909	376,608	328,666	708,423	546,946
Minimum unit fair value #*	$46.040470	$11.993229	$15.741479	$19.835316	$9.227234	$22.979066	$26.073160	$22.279989	$13.969472	$9.634717
Maximum unit fair value #*	$67.245985	$19.871063	$27.381290	$94.360090	$52.675600	$99.348221	$57.823835	$73.788568	$41.990188	$31.843088
Contract liability	$12,358,167	$7,905,321	$20,099,125	$31,624,356	$50,037,067	$337,552,448	$18,046,754	$22,230,585	$26,860,948	$16,063,754

Contracts in payout (annuitization) period:
Units owned by participants #	1,580	10,051	13,296	6,207	26,447	186,988	5,199	7,922	15,437	7,948
Minimum unit fair value #*	$59.691194	$16.666883	$20.660865	$28.574786	$10.866910	$27.061770	$46.038585	$66.709055	$17.329307	$17.815626
Maximum unit fair value #*	$60.999325	$17.763843	$27.381290	$94.360090	$52.675600	$35.057338	$49.061376	$71.033267	$41.990188	$30.659317
Contract liability	$96,386	$174,498	$346,241	$565,866	$1,358,429	$6,291,810	$253,834	$562,208	$619,903	$242,274

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2024

	Putnam VT International Equity Fund	Putnam VT Emerging Markets Equity Fund	Putnam VT Core Equity Fund	Putnam VT Government Money Market Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Small Cap Growth Fund	Putnam VT Large Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class IA	$21,563,013	$7,949,593	$37,037,971	$20,487,308	$197,638,943	$12,020,168	$18,751,184	$36,340,204	$8,717,093	$394,514,292
class IB	2,114,444	284,742	3,880,205	786,300	8,304,218	1,422,886	2,380,886	2,938,978	1,143,667	14,741,301
Total investments	23,677,457	8,234,335	40,918,176	21,273,608	205,943,161	13,443,054	21,132,070	39,279,182	9,860,760	409,255,593
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	135,715
Receivable for fund shares sold	1,623	244	17,506	11,334	32,788	730	198	2,018	430	—
Other assets	1	—	1	6	—	—	—	—	—	—
Total assets	23,679,081	8,234,579	40,935,683	21,284,948	205,975,949	13,443,784	21,132,268	39,281,200	9,861,190	409,391,308

Liabilities:
Due to Sponsor Company	1,623	244	17,506	11,334	32,788	730	198	2,018	430	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	135,715
Other liabilities	—	1	—	—	1	5	2	—	3	—
Total liabilities	1,623	245	17,506	11,334	32,789	735	200	2,018	433	135,715

Net assets:
For contract liabilities	$23,677,458	$8,234,334	$40,918,177	$21,273,614	$205,943,160	$13,443,049	$21,132,068	$39,279,182	$9,860,757	$409,255,593

Contract Liabilities:
class IA	$21,563,010	$7,949,590	$37,037,975	$20,487,311	$197,638,944	$12,020,167	$18,751,183	$36,340,203	$8,717,094	$394,514,293
class IB	2,114,448	284,744	3,880,202	786,303	8,304,216	1,422,882	2,380,885	2,938,979	1,143,663	14,741,300
Total contract liabilities	$23,677,458	$8,234,334	$40,918,177	$21,273,614	$205,943,160	$13,443,049	$21,132,068	$39,279,182	$9,860,757	$409,255,593

Shares:
class IA	1,381,359	408,509	1,649,798	20,487,308	3,912,868	275,250	1,594,488	2,291,312	391,603	11,976,754
class IB	137,391	14,815	173,146	786,300	171,930	32,816	207,575	186,483	53,293	454,698
Total shares	1,518,750	423,324	1,822,944	21,273,608	4,084,798	308,066	1,802,063	2,477,795	444,896	12,431,452

Cost	$19,006,174	$6,556,062	$29,396,239	$21,273,608	$110,514,183	$6,356,995	$20,460,591	$27,506,047	$7,662,782	$287,609,240

Deferred contracts in the accumulation period:
Units owned by participants #	768,547	343,585	859,934	12,267,109	1,815,566	207,532	312,074	1,195,583	153,955	5,839,215
Minimum unit fair value #*	$9.993573	$7.364335	$4.395015	$0.862778	$18.147372	$32.120675	$40.557950	$23.060402	$49.163067	$49.491975
Maximum unit fair value #*	$33.295597	$24.546447	$69.491893	$11.778782	$125.294027	$66.423367	$80.138500	$36.667976	$71.883616	$76.046868
Contract liability	$23,290,404	$8,191,986	$39,948,896	$20,860,163	$203,414,499	$13,273,574	$20,679,632	$38,154,103	$9,830,792	$400,770,318

Contracts in payout (annuitization) period:
Units owned by participants #	12,217	1,728	20,466	249,329	21,170	2,606	6,809	35,124	462	123,397
Minimum unit fair value #*	$12.398687	$23.007641	$29.870241	$1.079919	$21.371722	$38.238888	$56.358563	$27.418687	$63.739055	$61.226876
Maximum unit fair value #*	$32.069273	$25.449993	$48.169139	$1.722935	$120.811173	$66.423367	$67.610902	$32.111861	$65.206408	$72.028474
Contract liability	$387,054	$42,348	$969,281	$413,451	$2,528,661	$169,475	$452,436	$1,125,079	$29,965	$8,485,275

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2024

	Putnam VT Sustainable Future Fund	Putnam VT Mortgage Securities Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Focused International Equity Fund	Putnam VT Large Cap Growth Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$582,328	$1,300,361	$805,928	$1,037,827	$292,187	$133,613	$1,409,463	$1,589,733	$470,771

Expenses:
Administrative charges	(19,141)	(11,451)	(29,881)	(48,970)	(82,162)	(479,121)	(29,745)	(34,315)	(41,556)	(26,309)
Mortality and expense risk charges	(169,658)	(111,193)	(263,951)	(419,326)	(692,096)	(4,075,117)	(264,861)	(297,501)	(365,733)	(229,397)
Total expenses	(188,799)	(122,644)	(293,832)	(468,296)	(774,258)	(4,554,238)	(294,606)	(331,816)	(407,289)	(255,706)
Net investment income (loss)	(188,799)	459,684	1,006,529	337,632	263,569	(4,262,051)	(160,993)	1,077,647	1,182,444	215,065

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	74,880	(612,127)	(1,489,923)	1,045,526	80,682	16,805,480	401,681	(1,382,829)	(1,692,802)	477,445
Net realized gain distributions	—	—	—	—	—	13,341,121	844,244	—	—	51,516
Change in unrealized appreciation (depreciation) during the period	1,740,274	449,726	1,385,017	3,224,553	963,204	62,279,310	(942,809)	1,814,473	815,083	6,216
Net gain (loss) on investments	1,815,154	(162,401)	(104,906)	4,270,079	1,043,886	92,425,911	303,116	431,644	(877,719)	535,177
Net increase (decrease) in net assets resulting from operations	$1,626,355	$297,283	$901,623	$4,607,711	$1,307,455	$88,163,860	$142,123	$1,509,291	$304,725	$750,242

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2024

	Putnam VT International Equity Fund	Putnam VT Emerging Markets Equity Fund	Putnam VT Core Equity Fund	Putnam VT Government Money Market Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Small Cap Growth Fund	Putnam VT Large Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$602,413	$136,833	$327,543	$1,010,377	$773,482	$73,842	$244,200	$557,331	$—	$5,435,822

Expenses:
Administrative charges	(37,140)	(12,442)	(58,065)	(30,871)	(302,953)	(18,898)	(30,809)	(59,437)	(14,654)	(625,937)
Mortality and expense risk charges	(325,268)	(107,719)	(517,571)	(265,036)	(2,609,688)	(167,367)	(274,171)	(513,643)	(129,226)	(5,282,535)
Total expenses	(362,408)	(120,161)	(575,636)	(295,907)	(2,912,641)	(186,265)	(304,980)	(573,080)	(143,880)	(5,908,472)
Net investment income (loss)	240,005	16,672	(248,093)	714,470	(2,139,159)	(112,423)	(60,780)	(15,749)	(143,880)	(472,650)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	698,126	208,903	1,520,846	—	10,686,214	1,052,991	52,438	1,953,029	263,180	16,011,902
Net realized gain distributions	—	—	2,276,220	—	1,301,591	82,168	972,948	—	—	18,781,131
Change in unrealized appreciation (depreciation) during the period	(432,615)	903,859	5,397,599	—	29,541,588	1,842,598	42,013	3,832,715	1,763,073	33,364,218
Net gain (loss) on investments	265,511	1,112,762	9,194,665	—	41,529,393	2,977,757	1,067,399	5,785,744	2,026,253	68,157,251
Net increase (decrease) in net assets resulting from operations	$505,516	$1,129,434	$8,946,572	$714,470	$39,390,234	$2,865,334	$1,006,619	$5,769,995	$1,882,373	$67,684,601

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2024

	Putnam VT Sustainable Future Fund	Putnam VT Mortgage Securities Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Focused International Equity Fund	Putnam VT Large Cap Growth Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(188,799)	$459,684	$1,006,529	$337,632	$263,569	$(4,262,051)	$(160,993)	$1,077,647	$1,182,444	$215,065
Net realized gain (loss) on security transactions	74,880	(612,127)	(1,489,923)	1,045,526	80,682	16,805,480	401,681	(1,382,829)	(1,692,802)	477,445
Net realized gain distributions	—	—	—	—	—	13,341,121	844,244	—	—	51,516
Change in unrealized appreciation (depreciation) during the period	1,740,274	449,726	1,385,017	3,224,553	963,204	62,279,310	(942,809)	1,814,473	815,083	6,216
Net increase (decrease) in net assets resulting from operations	1,626,355	297,283	901,623	4,607,711	1,307,455	88,163,860	142,123	1,509,291	304,725	750,242

Unit transactions:
Purchases	87,029	93,222	95,513	103,625	409,274	1,590,796	81,071	61,155	165,829	353,388
Net transfers	(111,273)	199,861	1,526,853	(368,212)	(556,764)	(2,244,078)	298,983	230,466	1,506,379	(185,559)
Surrenders for benefit payments and fees	(1,126,295)	(600,088)	(1,455,522)	(3,329,812)	(4,115,336)	(26,832,947)	(1,145,928)	(1,978,136)	(2,196,061)	(1,621,256)
Other transactions	(5)	135	(3)	90	123	(8,624)	122	(128)	85	(15)
Death benefits	(320,517)	(537,249)	(1,159,286)	(1,299,056)	(1,896,405)	(9,450,273)	(674,120)	(1,071,486)	(1,322,481)	(1,027,877)
Net annuity transactions	(34,941)	(29,353)	(75,002)	(242,859)	(237,380)	78,655	(129,547)	(71,640)	(186,580)	(22,413)
Net increase (decrease) in net assets resulting from unit transactions	(1,506,002)	(873,472)	(1,067,447)	(5,136,224)	(6,396,488)	(36,866,471)	(1,569,419)	(2,829,769)	(2,032,829)	(2,503,732)
Net increase (decrease) in net assets	120,353	(576,189)	(165,824)	(528,513)	(5,089,033)	51,297,389	(1,427,296)	(1,320,478)	(1,728,104)	(1,753,490)

Net assets:
Beginning of period	12,334,200	8,656,008	20,611,190	32,718,735	56,484,529	292,546,869	19,727,884	24,113,271	29,208,955	18,059,518
End of period	$12,454,553	$8,079,819	$20,445,366	$32,190,222	$51,395,496	$343,844,258	$18,300,588	$22,792,793	$27,480,851	$16,306,028

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2024

	Putnam VT International Equity Fund	Putnam VT Emerging Markets Equity Fund	Putnam VT Core Equity Fund	Putnam VT Government Money Market Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Small Cap Growth Fund	Putnam VT Large Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$240,005	$16,672	$(248,093)	$714,470	$(2,139,159)	$(112,423)	$(60,780)	$(15,749)	$(143,880)	$(472,650)
Net realized gain (loss) on security transactions	698,126	208,903	1,520,846	—	10,686,214	1,052,991	52,438	1,953,029	263,180	16,011,902
Net realized gain distributions	—	—	2,276,220	—	1,301,591	82,168	972,948	—	—	18,781,131
Change in unrealized appreciation (depreciation) during the period	(432,615)	903,859	5,397,599	—	29,541,588	1,842,598	42,013	3,832,715	1,763,073	33,364,218
Net increase (decrease) in net assets resulting from operations	505,516	1,129,434	8,946,572	714,470	39,390,234	2,865,334	1,006,619	5,769,995	1,882,373	67,684,601

Unit transactions:
Purchases	102,296	61,223	280,658	2,027,645	1,419,207	192,784	129,896	749,246	91,151	3,277,019
Net transfers	348,000	(57,268)	252,694	4,948,269	(1,660,528)	(271,403)	179,172	228,431	110,093	(1,891,143)
Surrenders for benefit payments and fees	(2,124,395)	(630,769)	(3,810,908)	(2,820,999)	(15,050,364)	(1,008,608)	(1,343,259)	(3,857,862)	(666,718)	(33,449,334)
Other transactions	(427)	—	470	2,078	(15,173)	(4,087)	(125)	106	(248)	(790)
Death benefits	(461,694)	(313,032)	(1,476,822)	(3,562,845)	(5,840,503)	(400,996)	(739,586)	(3,151,031)	(262,092)	(16,926,705)
Net annuity transactions	(58,275)	(15,243)	(133,078)	29,298	(382,500)	(84,904)	(228,056)	(73,368)	(55,780)	(1,483,870)
Net increase (decrease) in net assets resulting from unit transactions	(2,194,495)	(955,089)	(4,886,986)	623,446	(21,529,861)	(1,577,214)	(2,001,958)	(6,104,478)	(783,594)	(50,474,823)
Net increase (decrease) in net assets	(1,688,979)	174,345	4,059,586	1,337,916	17,860,373	1,288,120	(995,339)	(334,483)	1,098,779	17,209,778

Net assets:
Beginning of period	25,366,437	8,059,989	36,858,591	19,935,698	188,082,787	12,154,929	22,127,407	39,613,665	8,761,978	392,045,815
End of period	$23,677,458	$8,234,334	$40,918,177	$21,273,614	$205,943,160	$13,443,049	$21,132,068	$39,279,182	$9,860,757	$409,255,593

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	Putnam VT Sustainable Future Fund	Putnam VT Mortgage Securities Fund	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Focused International Equity Fund	Putnam VT Large Cap Growth Fund	Putnam VT Global Health Care Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(166,464)	$1,313,330	$1,073,195	$130,926	$(256,627)	$(3,716,387)	$(176,498)	$1,001,559	$1,366,054	$37,943
Net realized gain (loss) on security transactions	(422,446)	(689,638)	(2,003,887)	138,280	(809,463)	6,523,937	209,861	(1,702,987)	(1,721,606)	149,570
Net realized gain distributions	—	—	—	—	—	3,512,649	1,466,568	—	—	—
Change in unrealized appreciation (depreciation) during the period	3,322,499	(307,584)	1,610,276	4,493,207	10,284,958	86,223,138	(66,957)	3,153,264	1,314,670	2,595,319
Net increase (decrease) in net assets resulting from operations	2,733,589	316,108	679,584	4,762,413	9,218,868	92,543,337	1,432,974	2,451,836	959,118	2,782,832

Unit transactions:
Purchases	18,675	91,033	218,033	233,845	417,435	1,455,740	14,474	106,050	124,723	45,147
Net transfers	(226,636)	(6,634)	152,343	(279,994)	(527,168)	(1,243,166)	(286,496)	36,854	940,182	387,962
Surrenders for benefit payments and fees	(802,198)	(695,215)	(1,855,542)	(1,999,824)	(4,448,562)	(19,110,058)	(1,152,957)	(1,796,753)	(2,436,256)	(1,177,846)
Other transactions	(167)	219	(55)	(405)	126	8,228	160	45	299	195
Death benefits	(240,900)	(419,133)	(924,882)	(1,408,960)	(2,566,510)	(7,070,026)	(445,829)	(819,037)	(1,017,022)	(552,233)
Net annuity transactions	(107,564)	(16,609)	(231,868)	(207,581)	(130,156)	(668,635)	(16,968)	(164,537)	(217,635)	(62,291)
Net increase (decrease) in net assets resulting from unit transactions	(1,358,790)	(1,046,339)	(2,641,971)	(3,662,919)	(7,254,835)	(26,627,917)	(1,887,616)	(2,637,378)	(2,605,709)	(1,359,066)
Net increase (decrease) in net assets	1,374,799	(730,231)	(1,962,387)	1,099,494	1,964,033	65,915,420	(454,642)	(185,542)	(1,646,591)	1,423,766

Net assets:
Beginning of period	10,959,401	9,386,239	22,573,577	31,619,241	54,520,496	226,631,449	20,182,526	24,298,813	30,855,546	16,635,752
End of period	$12,334,200	$8,656,008	$20,611,190	$32,718,735	$56,484,529	$292,546,869	$19,727,884	$24,113,271	$29,208,955	$18,059,518

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Putnam VT International Equity Fund	Putnam VT Emerging Markets Equity Fund	Putnam VT Core Equity Fund	Putnam VT Government Money Market Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Research Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Small Cap Growth Fund	Putnam VT Large Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(286,728)	$(53,200)	$(233,137)	$621,039	$(1,174,915)	$(47,696)	$(205,604)	$27,228	$(119,367)	$3,181,761
Net realized gain (loss) on security transactions	340,698	28,510	317,469	—	5,693,293	423,144	(473,091)	616,901	(66,035)	8,928,240
Net realized gain distributions	—	—	3,053,464	—	5,445,026	—	2,365,920	—	—	21,630,012
Change in unrealized appreciation (depreciation) during the period	3,807,141	806,941	4,817,547	—	29,065,606	2,287,602	2,420,443	5,803,926	1,789,260	17,283,763
Net increase (decrease) in net assets resulting from operations	3,861,111	782,251	7,955,343	621,039	39,029,010	2,663,050	4,107,668	6,448,055	1,603,858	51,023,776

Unit transactions:
Purchases	38,774	20,612	115,801	260,677	562,005	15,402	15,290	182,813	2,853	2,167,416
Net transfers	(232,356)	(47,162)	668,069	4,169,663	(1,548,327)	310,990	(99,003)	912,523	140,632	(3,153,800)
Surrenders for benefit payments and fees	(1,297,580)	(437,241)	(1,782,366)	(3,080,319)	(10,267,604)	(646,032)	(1,690,281)	(2,733,533)	(613,635)	(29,764,724)
Other transactions	(95)	36	(326)	1,622	5,777	(849)	31	1,953	—	7,630
Death benefits	(466,267)	(186,772)	(1,093,527)	(1,413,452)	(6,446,010)	(160,808)	(318,323)	(1,488,184)	(128,232)	(13,138,703)
Net annuity transactions	25,383	(24,951)	(79,283)	(113,982)	(275,333)	13,294	149,257	19,684	23,453	(2,294,673)
Net increase (decrease) in net assets resulting from unit transactions	(1,932,141)	(675,478)	(2,171,632)	(175,791)	(17,969,492)	(468,003)	(1,943,029)	(3,104,744)	(574,929)	(46,176,854)
Net increase (decrease) in net assets	1,928,970	106,773	5,783,711	445,248	21,059,518	2,195,047	2,164,639	3,343,311	1,028,929	4,846,922

Net assets:
Beginning of period	23,437,467	7,953,216	31,074,880	19,490,450	167,023,269	9,959,882	19,962,768	36,270,354	7,733,049	387,198,893
End of period	$25,366,437	$8,059,989	$36,858,591	$19,935,698	$188,082,787	$12,154,929	$22,127,407	$39,613,665	$8,761,978	$392,045,815

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TEN
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2024

1. Organization:

Separate Account Ten (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

Putnam VT Sustainable Future Fund, Putnam VT Mortgage Securities Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Focused International Equity Fund, Putnam VT Large Cap Growth Fund, Putnam VT Global Health Care Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Emerging Markets Equity Fund, Putnam VT Core Equity Fund, Putnam VT Government Money Market Fund, Putnam VT Sustainable Leaders Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Small Cap Growth Fund, Putnam VT Large Cap Value Fund.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2024 and 2023.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024.

h) In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Putnam VT Sustainable Future Fund	$103,818	$1,798,619
Putnam VT Mortgage Securities Fund	$1,010,291	$1,424,080
Putnam VT Diversified Income Fund	$2,773,681	$2,834,599
Putnam VT Global Asset Allocation Fund	$956,216	$5,754,809
Putnam VT Focused International Equity Fund	$1,283,518	$7,416,434
Putnam VT Large Cap Growth Fund	$15,152,226	$42,939,628
Putnam VT Global Health Care Fund	$1,358,842	$2,245,014
Putnam VT High Yield Fund	$1,639,656	$3,391,778
Putnam VT Income Fund	$3,661,121	$4,511,503
Putnam VT International Value Fund	$794,345	$3,031,496
Putnam VT International Equity Fund	$1,209,262	$3,163,751
Putnam VT Emerging Markets Equity Fund	$255,353	$1,193,768
Putnam VT Core Equity Fund	$3,810,754	$6,669,613
Putnam VT Government Money Market Fund	$10,351,286	$9,013,340
Putnam VT Sustainable Leaders Fund	$2,326,957	$24,694,385
Putnam VT Research Fund	$530,302	$2,137,768
Putnam VT Small Cap Value Fund	$3,610,198	$4,699,988
Putnam VT George Putnam Balanced Fund	$1,216,690	$7,336,916
Putnam VT Small Cap Growth Fund	$446,491	$1,373,963
Putnam VT Large Cap Value Fund	$25,159,782	$57,326,124

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Putnam VT Sustainable Future Fund	4,402	30,099	(25,697)
Putnam VT Mortgage Securities Fund	29,218	81,059	(51,841)
Putnam VT Diversified Income Fund	61,470	104,716	(43,246)
Putnam VT Global Asset Allocation Fund	3,472	62,818	(59,346)
Putnam VT Focused International Equity Fund	10,511	131,781	(121,270)
Putnam VT Large Cap Growth Fund	107,244	1,350,980	(1,243,736)
Putnam VT Global Health Care Fund	7,852	37,916	(30,064)
Putnam VT High Yield Fund	5,215	47,938	(42,723)
Putnam VT Income Fund	61,646	115,647	(54,001)
Putnam VT International Value Fund	12,363	94,538	(82,175)
Putnam VT International Equity Fund	24,542	96,018	(71,476)
Putnam VT Emerging Markets Equity Fund	8,187	48,042	(39,855)
Putnam VT Core Equity Fund	32,710	146,673	(113,963)
Putnam VT Government Money Market Fund	5,656,297	5,333,839	322,458
Putnam VT Sustainable Leaders Fund	9,571	208,160	(198,589)
Putnam VT Research Fund	6,371	33,329	(26,958)
Putnam VT Small Cap Value Fund	38,415	70,116	(31,701)
Putnam VT George Putnam Balanced Fund	28,296	227,987	(199,691)
Putnam VT Small Cap Growth Fund	7,679	20,462	(12,783)
Putnam VT Large Cap Value Fund	44,546	809,225	(764,679)

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Putnam VT Sustainable Future Fund	7,322	37,305	(29,983)
Putnam VT Mortgage Securities Fund	28,247	92,708	(64,461)
Putnam VT Diversified Income Fund	20,733	133,188	(112,455)
Putnam VT Global Asset Allocation Fund	4,946	58,611	(53,665)
Putnam VT Focused International Equity Fund	8,041	163,033	(154,992)
Putnam VT Large Cap Growth Fund	127,265	1,355,739	(1,228,474)
Putnam VT Global Health Care Fund	4,596	46,397	(41,801)
Putnam VT High Yield Fund	6,497	50,779	(44,282)
Putnam VT Income Fund	31,888	102,282	(70,394)
Putnam VT International Value Fund	39,555	91,794	(52,239)
Putnam VT International Equity Fund	23,746	99,593	(75,847)
Putnam VT Emerging Markets Equity Fund	14,159	48,722	(34,563)
Putnam VT Core Equity Fund	43,557	110,489	(66,932)
Putnam VT Government Money Market Fund	4,978,885	5,078,825	(99,940)
Putnam VT Sustainable Leaders Fund	13,985	225,538	(211,553)
Putnam VT Research Fund	12,426	23,135	(10,709)
Putnam VT Small Cap Value Fund	34,735	70,964	(36,229)
Putnam VT George Putnam Balanced Fund	57,505	180,735	(123,230)
Putnam VT Small Cap Growth Fund	11,682	24,093	(12,411)
Putnam VT Large Cap Value Fund	26,990	893,805	(866,815)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub-Account that had outstanding units during the period ended December 31, 2024. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Sustainable Future Fund
2024	209,001	$46.040470	to	$67.245985	$12,454,553	0.95%	to	2.45%	—%	to	—%	12.11%	to	14.14%
2023	234,698	$41.068608	to	$58.914481	$12,334,200	0.95%	to	2.45%	—%	to	—%	25.41%	to	27.61%
2022	264,681	$34.568441	to	$46.166589	$10,959,401	0.95%	to	2.70%	—%	to	—%	(35.79)%	to	(34.48)%
2021	282,049	$53.835807	to	$70.459127	$17,934,400	0.95%	to	2.70%	—%	to	—%	3.25%	to	5.32%
2020	312,188	$52.141974	to	$66.897025	$18,943,334	0.95%	to	2.70%	0.10%	to	0.34%	48.56%	to	51.55%
Putnam VT Mortgage Securities Fund
2024	470,102	$12.247104	to	$19.871063	$8,079,819	0.95%	to	2.45%	6.57%	to	6.68%	2.22%	to	4.15%
2023	521,943	$11.980687	to	$19.079435	$8,656,008	0.95%	to	2.45%	15.40%	to	15.73%	2.73%	to	4.44%
2022	586,404	$10.081871	to	$18.268468	$9,386,239	0.95%	to	2.70%	9.00%	to	9.17%	(12.47)%	to	(10.68)%
2021	703,133	$11.518286	to	$20.451970	$12,621,843	0.95%	to	2.70%	—%	to	—%	(6.33)%	to	(4.34)%
2020	853,705	$12.296583	to	$21.379554	$16,262,612	0.95%	to	2.70%	9.49%	to	9.52%	(4.18)%	to	(2.21)%
Putnam VT Diversified Income Fund
2024	804,431	$15.741479	to	$27.381290	$20,445,366	0.95%	to	2.45%	5.84%	to	5.89%	3.20%	to	4.76%
2023	847,677	$15.253063	to	$26.136787	$20,611,190	0.95%	to	2.45%	5.90%	to	5.97%	2.28%	to	3.83%
2022	960,132	$15.992444	to	$25.173687	$22,573,577	0.95%	to	2.70%	6.50%	to	6.64%	(4.95)%	to	(3.27)%
2021	1,042,230	$16.824864	to	$26.024490	$25,311,651	0.95%	to	2.70%	0.64%	to	0.66%	(9.43)%	to	(7.83)%
2020	1,111,686	$18.576488	to	$28.235252	$29,401,555	0.95%	to	2.70%	7.68%	to	7.82%	(3.54)%	to	(1.84)%
Putnam VT Global Asset Allocation Fund
2024	364,765	$19.835316	to	$34.971964	$32,190,222	0.95%	to	2.45%	2.13%	to	2.35%	13.54%	to	15.53%
2023	424,111	$17.469623	to	$30.270542	$32,718,735	0.95%	to	2.45%	1.56%	to	1.79%	14.64%	to	16.67%
2022	477,776	$15.238243	to	$25.945595	$31,619,241	0.95%	to	2.45%	1.31%	to	1.62%	(18.06)%	to	(16.62)%
2021	519,781	$18.597273	to	$88.244201	$41,570,574	0.95%	to	2.45%	—%	to	0.71%	11.19%	to	12.87%
2020	576,815	$16.725257	to	$78.180512	$40,887,515	0.95%	to	2.45%	1.75%	to	1.88%	9.59%	to	11.25%
Putnam VT Focused International Equity Fund
2024	1,001,643	$14.434061	to	$54.673709	$51,395,496	0.95%	to	2.45%	—%	to	1.62%	0.80%	to	2.32%
2023	1,122,913	$14.319867	to	$53.433710	$56,484,529	0.95%	to	2.45%	0.67%	to	0.68%	16.36%	to	18.12%
2022	1,277,905	$12.306236	to	$45.236865	$54,520,496	0.95%	to	2.45%	—%	to	1.73%	(20.18)%	to	(18.97)%
2021	1,418,714	$29.505384	to	$55.826534	$75,068,643	0.95%	to	2.40%	0.74%	to	0.75%	9.91%	to	11.51%
2020	1,566,818	$11.840529	to	$50.062070	$74,457,877	0.95%	to	2.45%	—%	to	0.17%	7.41%	to	9.03%
Putnam VT Large Cap Growth Fund
2024	10,236,897	$37.754482	to	$87.365465	$343,844,258	0.95%	to	2.70%	—%	to	0.09%	29.86%	to	32.44%
2023	11,480,633	$28.506101	to	$67.279203	$292,546,869	0.95%	to	2.70%	—%	to	—%	40.63%	to	43.52%
2022	12,709,107	$19.862439	to	$47.840620	$226,631,449	0.95%	to	2.70%	—%	to	—%	(32.36)%	to	(31.02)%
2021	13,855,770	$28.795724	to	$70.725819	$359,939,029	0.95%	to	2.70%	—%	to	—%	19.39%	to	21.84%
2020	15,369,084	$23.634170	to	$59.239004	$329,137,733	0.95%	to	2.70%	0.05%	to	0.26%	35.02%	to	37.77%
Putnam VT Global Health Care Fund
2024	381,807	$26.073160	to	$57.823835	$18,300,588	0.95%	to	2.50%	0.46%	to	0.65%	(1.08)%	to	0.74%
2023	411,871	$26.356945	to	$57.401053	$19,727,884	0.95%	to	2.50%	0.29%	to	0.51%	6.44%	to	8.35%
2022	453,672	$24.762044	to	$52.975333	$20,182,526	0.95%	to	2.50%	0.43%	to	0.63%	(7.03)%	to	(5.34)%
2021	499,402	$26.633689	to	$55.964933	$23,553,323	0.95%	to	2.50%	1.09%	to	1.25%	16.45%	to	18.64%
2020	553,033	$22.870557	to	$47.173861	$22,113,024	0.95%	to	2.50%	0.49%	to	0.69%	13.41%	to	15.37%
Putnam VT High Yield Fund
2024	336,588	$22.279989	to	$73.788568	$22,792,793	0.95%	to	2.45%	5.83%	to	5.85%	5.25%	to	6.84%
2023	379,311	$21.168483	to	$69.063883	$24,113,271	0.95%	to	2.45%	5.31%	to	5.40%	9.42%	to	11.07%
2022	423,593	$19.808633	to	$62.177730	$24,298,813	0.95%	to	2.70%	5.11%	to	5.14%	(13.96)%	to	(12.44)%
2021	477,129	$23.022257	to	$71.010685	$31,141,242	0.95%	to	2.70%	4.66%	to	4.74%	2.18%	to	3.98%
2020	521,876	$22.531352	to	$68.290997	$32,906,536	0.95%	to	2.70%	5.59%	to	5.67%	2.40%	to	4.21%
Putnam VT Income Fund
2024	723,860	$15.373143	to	$41.990188	$27,480,851	0.95%	to	2.70%	5.39%	to	5.46%	(0.40)%	to	1.35%
2023	777,861	$15.435613	to	$41.429505	$29,208,955	0.95%	to	2.70%	5.53%	to	5.69%	1.91%	to	3.71%
2022	848,255	$15.146898	to	$39.949355	$30,855,546	0.95%	to	2.70%	5.54%	to	5.82%	(16.11)%	to	(14.63)%
2021	945,400	$18.055422	to	$46.793620	$40,269,127	0.95%	to	2.70%	1.30%	to	1.36%	(7.13)%	to	(5.49)%
2020	991,787	$19.441075	to	$49.510501	$44,679,515	0.95%	to	2.70%	4.76%	to	5.79%	2.91%	to	4.73%
Putnam VT International Value Fund
2024	554,894	$18.614458	to	$31.843088	$16,306,028	0.95%	to	2.70%	2.39%	to	2.51%	2.41%	to	4.22%
2023	637,069	$18.176184	to	$30.554034	$18,059,518	0.95%	to	2.70%	1.47%	to	1.50%	15.52%	to	17.56%
2022	689,308	$15.734134	to	$25.990441	$16,635,752	0.95%	to	2.70%	2.01%	to	2.01%	(9.29)%	to	(7.69)%
2021	756,201	$17.345608	to	$28.155155	$19,859,367	0.95%	to	2.70%	1.99%	to	2.02%	11.88%	to	13.85%
2020	829,944	$15.504228	to	$24.729814	$19,135,077	0.95%	to	2.70%	2.45%	to	2.98%	1.17%	to	2.96%
Putnam VT International Equity Fund
2024	780,764	$18.261861	to	$33.295597	$23,677,458	0.95%	to	2.70%	2.20%	to	2.21%	0.23%	to	2.00%
2023	852,240	$18.219985	to	$32.643000	$25,366,437	0.95%	to	2.70%	0.04%	to	0.04%	15.35%	to	17.39%
2022	928,087	$15.795173	to	$27.808115	$23,437,467	0.95%	to	2.70%	1.50%	to	1.55%	(17.04)%	to	(15.57)%
2021	987,682	$19.039511	to	$32.937952	$29,656,993	0.95%	to	2.70%	1.01%	to	1.14%	5.92%	to	7.79%
2020	1,079,542	$17.975032	to	$30.557098	$30,120,834	0.95%	to	2.70%	1.61%	to	2.48%	9.11%	to	11.04%
Putnam VT Emerging Markets Equity Fund
2024	345,313	$11.744349	to	$25.449993	$8,234,334	0.95%	to	2.50%	1.34%	to	1.41%	12.72%	to	14.48%
2023	385,168	$10.419442	to	$22.231805	$8,059,989	0.95%	to	2.50%	0.44%	to	0.47%	8.84%	to	10.53%
2022	419,731	$9.573550	to	$20.112945	$7,953,216	0.95%	to	2.50%	—%	to	—%	(29.27)%	to	(28.16)%
2021	451,207	$13.534648	to	$27.996789	$11,899,503	0.95%	to	2.50%	0.42%	to	0.47%	(6.56)%	to	(5.10)%
2020	514,138	$14.484484	to	$29.500492	$13,682,119	0.95%	to	2.50%	0.04%	to	0.04%	24.78%	to	26.73%
Putnam VT Core Equity Fund
2024	880,400	$49.985803	to	$61.084449	$40,918,177	0.95%	to	2.70%	0.61%	to	0.75%	23.58%	to	25.76%
2023	994,363	$39.747186	to	$49.429088	$36,858,591	0.95%	to	2.70%	0.50%	to	0.51%	24.68%	to	26.87%
2022	1,061,295	$31.328051	to	$39.646080	$31,074,880	0.95%	to	2.70%	0.82%	to	0.99%	(18.01)%	to	(16.57)%
2021	1,216,555	$37.548193	to	$48.357418	$41,915,444	0.95%	to	2.70%	0.53%	to	0.68%	27.52%	to	29.77%
2020	1,318,462	$28.933879	to	$37.920358	$35,096,771	0.95%	to	2.70%	0.84%	to	1.33%	14.20%	to	16.22%
Putnam VT Government Money Market Fund
2024	12,516,438	$1.223341	to	$7.789264	$21,273,614	0.95%	to	2.40%	4.60%	to	4.89%	2.18%	to	3.94%
2023	12,193,980	$1.176999	to	$7.622710	$19,935,698	0.95%	to	2.40%	4.40%	to	4.59%	1.96%	to	3.71%
2022	12,293,920	$1.134869	to	$7.475848	$19,490,450	0.95%	to	2.40%	0.03%	to	1.28%	(1.27)%	to	0.33%
2021	12,958,217	$1.131085	to	$7.572336	$20,356,555	0.95%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.93)%
2020	14,740,709	$1.141719	to	$7.755505	$23,621,556	0.95%	to	2.40%	0.16%	to	0.20%	(2.19)%	to	(0.70)%
Putnam VT Sustainable Leaders Fund
2024	1,836,736	$64.720075	to	$125.294027	$205,943,160	0.95%	to	2.70%	0.20%	to	0.24%	19.75%	to	21.86%
2023	2,035,325	$54.046652	to	$102.817457	$188,082,787	0.95%	to	2.70%	0.52%	to	0.75%	22.75%	to	24.91%
2022	2,246,878	$44.029792	to	$82.310017	$167,023,269	0.95%	to	2.70%	0.51%	to	0.54%	(24.97)%	to	(23.64)%
2021	2,429,198	$58.297227	to	$107.791887	$237,122,961	0.95%	to	2.75%	—%	to	0.13%	20.18%	to	22.37%
2020	2,667,257	$48.800617	to	$88.090126	$212,333,555	0.95%	to	2.70%	0.40%	to	0.53%	25.32%	to	27.53%
Putnam VT Research Fund
2024	210,138	$55.970808	to	$61.813909	$13,443,049	0.95%	to	2.70%	0.43%	to	0.56%	22.92%	to	25.41%
2023	237,096	$50.289198	to	$55.130239	$12,154,929	0.95%	to	2.70%	0.82%	to	0.84%	25.43%	to	27.64%
2022	247,805	$40.093528	to	$43.191528	$9,959,882	0.95%	to	2.70%	0.56%	to	0.57%	(19.49)%	to	(18.07)%
2021	275,895	$49.798147	to	$52.714448	$13,585,981	0.95%	to	2.70%	0.10%	to	0.10%	20.83%	to	22.96%
2020	308,564	$41.213193	to	$42.870575	$12,349,771	0.95%	to	2.70%	0.57%	to	0.72%	16.72%	to	18.78%
Putnam VT Small Cap Value Fund
2024	318,883	$40.557950	to	$80.138500	$21,132,068	0.95%	to	2.70%	1.14%	to	1.15%	3.37%	to	5.47%
2023	350,584	$39.236407	to	$75.983091	$22,127,407	0.95%	to	2.70%	0.15%	to	0.42%	20.46%	to	22.96%
2022	386,813	$32.572138	to	$61.793573	$19,962,768	0.95%	to	2.70%	0.14%	to	0.43%	(15.30)%	to	(13.62)%
2021	421,294	$38.455959	to	$71.539986	$25,324,155	0.95%	to	2.70%	0.81%	to	0.87%	36.18%	to	38.90%
2020	480,004	$28.239224	to	$51.503193	$20,830,304	0.95%	to	2.70%	1.25%	to	1.40%	1.19%	to	3.24%
Putnam VT George Putnam Balanced Fund
2024	1,230,707	$32.234668	to	$36.372722	$39,279,182	0.95%	to	2.70%	1.32%	to	1.41%	13.62%	to	15.84%
2023	1,430,398	$28.371158	to	$31.399482	$39,613,665	0.95%	to	2.70%	1.25%	to	1.41%	16.71%	to	19.13%
2022	1,553,628	$24.309050	to	$26.357709	$36,270,354	0.95%	to	2.70%	0.67%	to	1.15%	(18.23)%	to	(16.61)%
2021	1,698,239	$29.730140	to	$31.608714	$47,746,169	0.95%	to	2.70%	0.83%	to	1.17%	10.92%	to	13.20%
2020	1,783,010	$26.803027	to	$27.922131	$44,457,554	0.95%	to	2.70%	1.50%	to	2.15%	12.33%	to	14.52%
Putnam VT Small Cap Growth Fund
2024	154,417	$50.537156	to	$71.883616	$9,860,757	0.95%	to	2.70%	—%	to	—%	20.05%	to	22.50%
2023	167,200	$42.096594	to	$58.681276	$8,761,978	0.95%	to	2.70%	—%	to	—%	19.87%	to	22.29%
2022	179,611	$35.119802	to	$47.984985	$7,733,049	0.95%	to	2.70%	—%	to	—%	(30.21)%	to	(28.79)%
2021	196,619	$48.590631	to	$67.389199	$11,966,022	0.95%	to	2.45%	—%	to	—%	11.12%	to	13.05%
2020	203,696	$43.729484	to	$59.607973	$10,994,449	0.95%	to	2.45%	—%	to	—%	44.78%	to	47.37%
Putnam VT Large Cap Value Fund
2024	5,962,612	$49.491975	to	$76.046868	$409,255,593	0.95%	to	2.70%	1.28%	to	1.53%	15.97%	to	18.33%
2023	6,727,291	$42.676105	to	$64.266058	$392,045,815	0.95%	to	2.70%	2.01%	to	2.32%	12.59%	to	14.83%
2022	7,594,106	$37.904987	to	$55.967951	$387,198,893	0.95%	to	2.70%	1.51%	to	1.68%	(5.71)%	to	(3.79)%
2021	8,369,769	$40.201353	to	$58.170518	$445,633,412	0.95%	to	2.70%	1.23%	to	1.50%	23.91%	to	26.41%
2020	9,379,079	$32.442782	to	$46.016328	$396,924,187	0.95%	to	2.70%	2.05%	to	2.10%	2.99%	to	5.05%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2024 and through April 16, 2025, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company

Opinions

We have audited the statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years then ended, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Connecticut Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
April 3, 2025

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2024	2023

Bonds	$3,485,972,537	$3,900,300,751
Common and preferred stocks	40,445,531	17,140,552
Mortgage loans on real estate	687,494,035	791,529,037
Contract loans	86,947,134	86,752,510
Cash, cash equivalents and short-term investments	636,655,573	497,261,087
Derivatives	101,755,280	98,129,305
Other invested assets	578,050,264	703,703,713
Total cash and invested assets	5,617,320,354	6,094,816,955

Investment income due and accrued	53,206,887	45,609,260
Amounts recoverable for reinsurance	65,644,758	85,525,728
Federal income tax recoverable	1,209,143	2,036,674
Net deferred tax asset	55,763,712	55,790,000
Other assets	36,466,689	35,090,464
Separate Account assets	23,803,924,174	23,305,545,372
Total admitted assets	$29,633,535,717	$29,624,414,453

Liabilities
Aggregate reserves for future benefits	$4,234,013,014	$4,438,635,186
Liability for deposit-type contracts	143,312,740	156,535,550
Policy and contract claim liabilities	18,973,114	23,873,312
Asset valuation reserve	126,399,841	138,843,958
Interest maintenance reserve	33,676,604	40,472,783
Payables to parent, subsidiaries and affiliates	40,249,340	15,010,012
Accrued expense allowances and amounts due from Separate Accounts	(26,910,443)	(32,724,256)
Derivatives	18,431,325	30,077,135
Collateral on derivatives	6,457,000	1,217,000
Payable for repurchase agreements	171,899,921	99,275,837
Payable for securities	119,134,538	239,844,743
Other liabilities	317,342,335	280,868,262
Separate Account liabilities	23,803,924,174	23,305,545,372
Total liabilities	$29,006,903,503	$28,737,474,894

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	119,373,209	135,822,092
Gross paid-in and contributed surplus	85,431,561	85,431,561
Unassigned surplus	419,327,444	663,185,906
Total capital and surplus	626,632,214	886,939,559

Total liabilities and capital and surplus	$29,633,535,717	$29,624,414,453

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2024	2023	2022

Premiums and annuity considerations	$72,476,082	$74,015,374	$53,657,635
Net investment income	274,137,829	274,931,065	264,978,097
Commissions and expense allowances on reinsurance ceded	105,876,954	110,570,839	122,225,247
Reserve adjustments on reinsurance ceded	(1,932,715,884)	(1,389,948,223)	(1,774,178,634)
Fee income	512,113,975	501,612,185	532,738,067
Other revenues	621,173	2,424,209	3,512,061
Total revenues	(967,489,871)	(426,394,551)	(797,067,527)

Benefits and expenses
Death and annuity benefits	191,762,643	209,818,126	225,544,078
Disability and other benefits	1,418,538	1,409,180	1,496,188
Surrenders and other fund withdrawals	1,365,362,021	1,206,573,608	1,117,014,637
Commissions and expense allowances	112,007,776	110,130,356	118,867,688
Decrease in aggregate reserves for life and accident and health policies	(204,622,173)	(226,502,136)	(135,623,991)
General insurance expenses	99,010,457	86,779,049	83,024,619
Net transfers from Separate Accounts	(2,561,176,569)	(2,144,561,129)	(2,126,951,518)
Modified coinsurance adjustment on reinsurance assumed	(146,181,690)	(129,276,050)	(106,703,339)
IMR adjustment on reinsurance ceded	1,820,444	957,014	(20,735,675)
Other expenses	11,530,839	10,373,178	9,082,975
Total benefits and expenses	(1,129,067,714)	(874,298,804)	(834,984,338)

Net gain from operations before federal income tax benefit	161,577,843	447,904,253	37,916,811
Federal income tax (benefit) expense	(8,545,006)	19,898,443	(24,113,001)
Net gain from operations	170,122,849	428,005,810	62,029,812

Net realized capital losses, after tax	(153,659,423)	(411,793,622)	(64,448,103)
Net income (loss)	$16,463,426	$16,212,188	$(2,418,291)

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2024	2023	2022

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning and end of year	85,431,561	85,431,561	85,431,561

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	135,822,092	152,270,975	175,960,103
Amortization, decreases of gain on inforce reinsurance	(16,448,883)	(16,448,883)	(23,689,128)
Balance, end of year	119,373,209	135,822,092	152,270,975

Unassigned funds
Balance, beginning of year	663,185,906	708,426,635	508,552,534

Net income (loss)	16,463,426	16,212,188	(2,418,291)
Change in net unrealized capital gains (losses) on investments, net of tax	641,856	28,927,296	178,330,164
Change in net unrealized foreign exchange capital (losses) gains	4,999	(966,839)	(66,229)
Change in net deferred income tax	10,469,927	32,720,836	(29,476,801)
Change in reserve on account of change in valuation basis decrease	—	—	29,658,787
Change in asset valuation reserve	12,444,117	11,561,910	(7,952,711)
Change in nonadmitted assets	(8,882,787)	(38,896,120)	31,799,182
Dividends to stockholder	(275,000,000)	(94,800,000)	—
Balance, end of year	419,327,444	663,185,906	708,426,635

Capital and surplus
Balance, end of year	$626,632,214	$886,939,559	$948,629,171

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2024	2023	2022

Premiums and annuity considerations	$86,854,768	$44,441,167	$69,239,339
Net investment income	271,623,693	284,481,875	277,363,687
Reserve adjustments on reinsurance	(1,938,188,538)	(1,396,429,938)	(1,774,178,634)
Miscellaneous income	601,771,957	596,191,264	624,065,016
Total income	(977,938,120)	(471,315,632)	(803,510,592)

Benefits paid	1,522,585,152	1,436,126,796	1,355,290,002
Federal income tax recovered (paid)	(10,050,179)	27,895,132	(32,346,128)
Net transfers from Separate Accounts	(2,566,990,382)	(2,141,052,418)	(2,132,913,293)
Other expenses	56,022,947	151,593,092	147,741,656
Total benefits and expenses	(998,432,462)	(525,437,398)	(662,227,763)
Net cash (used for) provided by operating activities	20,494,342	54,121,766	(141,282,829)

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	785,953,075	371,905,191	1,487,473,862
Common and preferred stocks	2,501,416	1,361,746	1,027,964
Mortgage loans	152,207,133	269,464,752	94,776,584
Derivatives and other	156,127,719	166,062,944	101,806,791
Total investment proceeds	1,096,789,343	808,794,633	1,685,085,201

Cost of investments acquired
Bonds	412,943,739	118,736,760	955,896,139
Common and preferred stocks	1,675,845	1,368,839	2,485,870
Mortgage loans	66,632,663	70,086,833	279,402,635
Derivatives and other	296,303,867	417,047,643	205,246,216
Total investments acquired	777,556,114	607,240,075	1,443,030,860
Net decrease in contract loans	194,624	(1,312,192)	(3,267,743)
Net cash provided by investing activities	319,038,605	202,866,750	245,322,084

Financing and miscellaneous activities
Return of paid-in surplus	—	—	—
Dividends to stockholder	(275,000,000)	(94,800,000)	—
Other cash (used) provided	74,861,539	26,698,352	(19,140,219)
Net cash (used for) provided by financing and miscellaneous activities	(200,138,461)	(68,101,648)	(19,140,219)

Net increase (decrease) in cash, cash equivalents and short-term investments	139,394,486	188,886,868	84,899,036
Cash, cash equivalents and short-term investments, beginning of year	497,261,087	308,374,219	223,475,184
Cash, cash equivalents and short-term investments, end of year	$636,655,573	$497,261,087	$308,374,219

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(21,528,312)	(47,551,763)	(65,993,960)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(21,528,312)	(47,551,763)	(65,993,960)
Non-cash ceded premiums for reinsurance	(1,820,444)	(957,014)	20,735,675
Non-cash transfer of funds withheld for unauthorized reinsurance	7,293,098	7,438,729	(13,148,500)
Non-cash transfer of IMR liability for reinsurance	1,820,444	957,014	20,735,675
Non-cash IMR adjustment on reinsurance ceded	(1,820,444)	(957,014)	(20,735,675)
Non-cash transfer of reserves for assumption reinsurance	(5,472,654)	(6,481,715)	(7,587,175)

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of TR Re, Ltd.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net (loss) income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2024	2023	2022
Net (loss) income
1. TLA state basis			$16,463,426	$16,212,188	$(2,418,291)
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	4	2,570,609	(15,876,410)	7,516,210
			2,570,609	(15,876,410)	7,516,210
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61R	4	$13,892,817	$32,088,598	$(9,934,501)
Surplus
5. TLA state basis			$626,632,214	$886,939,559	$948,629,171
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	5	20,957,376	18,386,767	34,263,177
			20,957,376	18,386,767	34,263,177
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61R	5	$605,674,838	$868,552,792	$914,365,994

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered market risk benefits and reported at fair value;

4.exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses:

7.for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 ("43") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

8.for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

9.the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.comprehensive income and its components are not presented in the statutory-basis financial statements;

12.for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

14.for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 8.75% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2024 and 2023, the Company had $29,111,981 and $23,519,091, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2024 and 2023 totaled $160,568 and $60,420 respectively, also subject to 100% reinsurance to Prudential.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2024 is presented below:

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$1,967,233	$—	$—	$1,967,233	0.01%
b. At book value less current surrender charge of 5% or more	1,194,827	—	—	1,194,827	0.01%
c. At fair value	—	—	17,734,272,197	17,734,272,197	78.52%
d. Total with market value adjustment or at fair value (total of 1 through 3)	3,162,060	—	17,734,272,197	17,737,434,257	78.54%
e. At book value without adjustment (minimal or no charge or adjustment)	1,059,670,111	—	—	1,059,670,111	4.69%
2. Not subject to discretionary withdrawal	3,571,752,403	—	216,593,474	3,788,345,877	16.77%
3. Total (gross: direct + assumed)	4,634,584,574	—	17,950,865,671	22,585,450,245	100.00%
4. Reinsurance ceded	1,017,101,724	—	—	1,017,101,724
5. Total (net)	$3,617,482,850	$—	$17,950,865,671	$21,568,348,521
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$597,414	$—	$—	$597,414

B. GROUP ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	421	—	—	421	0.02%
c. At fair value	—	—	1,976,196	1,976,196	87.03%
d. Total with market value adjustment or at fair value (total of 1 through 3)	421	—	1,976,196	1,976,617	87.05%
e. At book value without adjustment (minimal or no charge or adjustment)	294,102	—	—	294,102	12.95%
2. Not subject to discretionary withdrawal	—	—	—	—	0.00%
3. Total (gross: direct + assumed)	294,523	—	1,976,196	2,270,719	100.00%
4. Reinsurance ceded	—	—	—	—
5. Total (net)	$294,523	$—	$1,976,196	$2,270,719
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$211	$—	$—	$211

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

C. DEPOSIT-TYPE CONTRACTS

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	—	—	0.00%
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00%
e. At book value without adjustment (minimal or no charge or adjustment)	11,148,100	—	—	11,148,100	1.70%
2. Not subject to discretionary withdrawal	646,522,793	—	—	646,522,793	98.30%
3. Total (gross: direct + assumed)	657,670,893	—	—	657,670,893	100.00%
4. Reinsurance ceded	514,358,153	—	—	514,358,153
5. Total (net)	$143,312,740	$—	$—	$143,312,740
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$3,611,280,380
2. Exhibit 5, Supplementary Contract Section, Total (net)	6,496,993
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	143,312,740
4. Subtotal	3,761,090,113
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	17,952,841,867
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	17,952,841,867
12. Combined total	$21,713,931,980

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2024 is presented below:

A.    General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$79,030,968	$79,189,272	$941,509,747
b. Universal Life	791,528,400	791,134,130	839,585,129
c. Universal Life with Secondary Guarantees	3,272,354,817	2,926,619,851	11,143,387,963
d. Indexed Universal Life	437,766,905	417,477,773	484,695,428
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	2,889,571	3,433,340
h. Variable Life	—	—	—
i. Variable Universal Life	519,289,762	516,678,549	648,474,199
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	52,806,335
b. Accidental Death Benefits	XXX	XXX	53,406
c. Disability - Active Lives	XXX	XXX	565,048
d. Disability - Disabled Lives	XXX	XXX	44,693,290
e. Miscellaneous Reserves	XXX	XXX	584,819,193
3. Total (gross: direct + assumed)	5,099,970,852	4,733,989,146	14,744,023,078
4. Reinsurance Ceded	4,563,942,923	4,196,751,116	14,166,621,446
5. Total (net) (3) - (4)	$536,027,929	$537,238,030	$577,401,632

B.    Separate Account with Guarantees

Not applicable.

C.    Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	5,810,142,007	5,810,142,007	5,810,142,007
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	5,810,142,007	5,810,142,007	5,810,142,007
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$5,810,142,007	$5,810,142,007	$5,810,142,007

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Reconciliation of total life actuarial reserves and deposit fund liabilities:
D. Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$569,094,574
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	53,406
3. Exhibit 5, Disability - Active Lives Section, Total (net)	422,032
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	3,609,002
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,222,618
6. Subtotal	577,401,632
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	5,810,142,007
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	5,810,142,007
11. Combined Total ((6) and (10))	$6,387,543,639

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at cost or amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of cost, amortized cost, or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43 to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received and the total distribution amount is less than undistributed accumulated earnings related to the investment. If the distributions are in excess of the investment’s undistributed accumulated earnings, the carrying value of investment will instead be reduced. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. The Company had investment income due and accrued of $97,388 and $1,500 excluded from surplus at December 31, 2024 and 2023.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $126,399,841 and $138,843,958 as of December 31, 2024 and 2023, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2024 and 2023 were $33,676,604 and $40,472,783 , respectively. The net capital (losses) gains captured in the IMR, net of taxes, in 2024, 2023 and 2022 were ($7,715,428), ($3,207,953) and $35,423,578, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2024, 2023 and 2022 was $901,204, $1,828,765 and $3,374,714, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company released (gains) / losses from the reserve of ($1,820,444) and ($957,014) as of December 31, 2024 and 2023, respectively, as a result of reinsurance, see Note 6.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then management will assess for OTTI. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $0, $1,351,669 and $232,434 for the years ended December 31, 2024, 2023 and 2022, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2024, 2023, and 2022. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2024, 2023 and 2022, the Company had $0 impaired mortgage loans on real estate with related allowances for credit losses, respectively.

For derivative instruments accounted for in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"), on the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

Accounting Changes

In 2024, the NAIC modified SSAP No. 15 – Debt and Holding Company Obligations to require additional disclosures related to unused commitments and lines of credit, disaggregated by short and long-term commitments. The Company adopted this guidance in 2024, however, it is not material to the Company.

In 2024, the NAIC modified SSAP No. 86 – Derivatives to require additional disclosures identifying where cash flows associated with derivative transactions are presented in the Statement of Cash Flow. The Company adopted this guidance in 2024, however, it is not material to the Company.

In 2023, the NAIC modified SSAP No. 34 – Investment Income Due and Accrued to require additional disclosures to capture gross, non-admitted and admitted amounts of accrued interest income and to separately identify the cumulative amount of paid-in-kind interest income included in the current principal balance. The guidance is effective December 31, 2023. The Company adopted this guidance in 2023, however, it is not material to the Company.

In 2023, the NAIC modified SSAP No. 43 - Loan-Backed and Structured Securities to add collateralized loan obligations (CLO) to the financial modeling guidance and clarify CLOs are not captured as legacy securities. This guidance is effective December 31, 2023 and will eventually result in CLOs no longer being eligible to use credit rating provider ratings to determine NAIC designation. The Company adopted this guidance in 2023, but effects of the guidance will not have an impact until CLO modeling methodology is implemented by the Securities Valuation Office.

In 2023, the NAIC modified several statutory statements to ensure consistency in the reporting of residual interests, irrespective of legal form. The changes incorporate the 2022 principles-based definition of residual interests, which are characterized as investments in structures backed by a discrete pool of collateral assets, where cash flows first provide principal and interest payments to debt holders, with remaining funds provided to holders of residual interests. The changes modify the following statutory statements: SSAP No. 30 – Common Stock, SSAP No. 32 – Preferred Stock, SSAP 43 – Loan-Backed and Structured

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Securities, and SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies. All changes are effective December 31, 2023. The Company adopted this guidance in 2023, however it is not material to the Company.

In 2022, the Company changed the statutory reserve basis for lifetime withdrawal benefits for variable annuities where the underlying account value is $0 to the Commissioners Annuity Reserve Valuation Method using the principle-based approach per Section 21 of the Valuation Manual. In 2021, the Commissioners Annuity Reserve Valuation Method using statutory valuation interest rates and mortality tables was used. As of January 1, 2022, the impact of this change is to decrease statutory reserves by approximately $30 million.

Recently Issued Accounting Standards

In 2024, the NAIC modified SSAP No. 21 – Other Admitted Assets to prescribe a measurement framework for all residual interests regardless of legal form and provide guidance for admitting debt securities that do not qualify as bonds or asset-backed securities under principles-based guidance within SSAP 26 or SSAP 43, respectively. The Company is currently evaluating the impact of the changes. The Company will adopt the revised standards effective January 1, 2025; however, the Company does not expect the changes to have a material impact to the financial statements.

In 2023, the NAIC adopted revisions to several statutory statements to finalize guidance throughout applicable standards related to the updated definition of a bond. The changes incorporate a principles-based definition which categorizes bonds as either issuer credit obligations or asset-backed securities. The changes primarily modify the following statutory statements: SSAP No. 26 – Bonds and SSAP No. 43 – Loan-Backed and Structured Securities, and in conjunction with the changes modify the title of SSAP No. 43 to Asset-Backed Securities. The Company will adopt the revised standards effective January 1, 2025 and classify investments in accordance with the new principles; however, the Company does not expect the changes to have a material impact to statutory surplus.

The Inflation Reduction Act of 2022 introduced a 15% Corporate Alternative Minimum Tax (“CAMT”) among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations (determined on an affiliated group basis) with average annual AFSI over a three-year period in excess of $1 billion ("applicable corporations"). The Company and its affiliated group have determined that the Company is a nonapplicable entity.

3. Investments

A. Components of Net Investment Income

	For the years ended December 31,
	2024	2023	2022
Interest income from bonds and short-term investments	$197,751,860	$217,743,428	$197,643,122
Interest income from affiliated bonds and short-term investments	15,195,247	—	—
Dividends from common and preferred stocks	1,054,713	244,909	1,368,815
Interest income from contract loans	16,347	16,073	15,218
Interest income from mortgage loans on real estate	32,178,948	38,351,807	36,239,548
Interest and dividends from other investments	34,216,461	24,128,880	38,399,308
Gross investment income	280,413,576	280,485,097	273,666,011
Less: Investment expenses	6,275,747	5,554,032	8,687,914
Net investment income	$274,137,829	$274,931,065	$264,978,097

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

B. Components of Net Unrealized Capital (Losses) Gains on Bonds and Short-Term Investments

	As of December 31,
	2024	2023	2022
Gross unrealized capital gains	$25,657,990	$55,090,753	$34,340,702
Gross unrealized capital losses	(371,997,649)	(346,996,508)	(445,990,597)
Net unrealized capital (losses) gains	(346,339,659)	(291,905,755)	(411,649,895)
Balance, beginning of year	(291,905,755)	(411,649,895)	618,656,830
Change in net unrealized capital (losses) gains on bonds
and short-term investments	$(54,433,904)	$119,744,140	$(1,030,306,725)

C. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks

	As of December 31,
	2024	2023	2022
Gross unrealized capital gains	$2,448,340	$1,123,927	$719,442
Gross unrealized capital losses	(957,676)	(233,112)	(5,185,629)
Net unrealized capital gains (losses)	1,490,664	890,815	(4,466,187)
Balance, beginning of year	890,815	(4,466,187)	1,530,063
Change in net unrealized capital gains (losses) on
common and preferred stocks	$599,849	$5,357,002	$(5,996,250)

D. Components of Net Realized Capital Gains (Losses)

	For the years ended December 31,
	2024	2023	2022
Bonds and short-term investments	$(13,328,872)	$(9,560,845)	$46,770,390
Common stocks - unaffiliated	2,002,920	167,016	761,126
Mortgage loans on real estate	(18,607,252)	(7,828,471)	(703)
Derivatives	(130,394,309)	(440,250,241)	(68,649,340)
Other invested assets	(1,724,980)	54,659,326	(630,974)
Net realized capital losses	(162,052,493)	(402,813,215)	(21,749,501)
Capital loss tax expense	(677,642)	12,188,360	7,275,024
Net realized capital losses, after tax	(161,374,851)	(415,001,575)	(29,024,525)
Less: Amounts transferred to IMR	(7,715,428)	(3,207,953)	35,423,578
Net realized capital losses, after tax	$(153,659,423)	$(411,793,622)	$(64,448,103)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,
	2024	2023	2022
Bonds and short-term investments
Sale proceeds	$5,429,103,731	$3,652,187,797	$3,596,298,320
Gross realized capital gains on sales	10,404,085	3,257,654	79,525,009
Gross realized capital losses on sales	(23,726,308)	(9,657,467)	(32,321,058)
Unaffiliated common and preferred stock
Sale proceeds	2,501,415	25,987,746	1,027,964
Gross realized capital gains on sales	2,005,615	167,016	—
Gross realized capital losses on sales	—	—	—

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Additionally, for the years ended December 31, 2024, 2023 and 2022, there were $31,566, $269,680 and $2,819,889 of investment income generated on 1, 9, and 24 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

E. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2024 and 2023 are disclosed in the table presented below. During the years 2024 and 2023, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2024 and 2023, the average fair values for derivatives held for other investment and/or risk management activities were $59,581,596 and $114,493,038, respectively. The Company did not have any unrealized gains or losses during 2024 and 2023 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2024			As of December 31, 2023
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$125,000	$(16,069)	$—	$125,000	$(14,489)	$(24)
Foreign currency swaps	22,324	1,523	1,362	23,959	1,135	177
Replication transactions
Interest rate swaps	200,000	(45,480)	66	200,000	(36,893)	66
Credit default swaps	—	—	—	250,000	4,858	3,460
Other investment and/or Risk Management activities
Interest rate swaps - offsetting	—	—	—	—	—	—
Macro hedge program	4,349,417	81,897	81,897	2,138,928	64,349	64,349
Total	$4,696,741	$21,871	$83,325	$2,737,887	$18,960	$68,028

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022
Credit default swaps	$2,968	$4,286	$—
Foreign currency swaps and forwards	6	(23)	—
Interest rate swaps and swaptions	—	176	—
Macro hedge program	(133,368)	(444,681)	(66,849)
Total	$(130,394)	$(440,242)	$(66,849)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

The following table presents the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2023:

December 31, 2023
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$250,000	$4,858	$3,460	5 years	Corporate Credit	BBB+	$—	$—	$—
Total	$250,000	$4,858	$3,460				$—	$—	$—

[1]    The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.
[4]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $5 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2024, 2023 and 2022, the Company had no losses on derivative instruments due to counterparty nonperformance.

F. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2024 and 2023, the Company was not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company's capital and surplus.

G. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2024	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$517,740,761	$—	$(186,167,506)	$331,573,255
Guaranteed and sponsored - asset-backed	56,484,451	1,041,075	(7,077,378)	50,448,148
States, municipalities and political subdivisions	100,108,529	460,230	(8,457,318)	92,111,441
International governments	30,054,346	42,288	(1,155,857)	28,940,777
All other corporate - excluding asset-backed	1,763,091,651	20,450,410	(135,712,848)	1,647,829,213
All other corporate - asset-backed	964,909,426	5,794,975	(35,403,888)	935,300,513
Hybrid securities	53,583,374	1,032,880	(1,186,778)	53,429,476
Cash equivalents and short-term investments	129,396,479	29	—	129,396,508
Cash equivalents and short-term investments affiliated	440,000,000	—	—	440,000,000
Total bonds, cash equivalents and short-term investments	$4,055,369,017	$28,821,887	$(375,161,573)	$3,709,029,331

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2024	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$9,204,642	$1,327,035		$10,531,677
Common stocks - affiliated	7,300,225	1,085,317		8,385,542
Total common stocks	$16,504,867	$2,412,352	$—	$18,917,219

		Gross	Gross	Estimated
Preferred Stocks		Unrealized	Unrealized	Fair
As of December 31, 2024	Cost	Gains	Losses	Value
Preferred stocks - unaffiliated	$22,450,000		$921,688	$21,528,312
Total preferred stocks	$22,450,000	$—	$921688	$21,528,312

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2023	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$513,446,656	$—	$(140,449,618)	$372,997,038
Guaranteed and sponsored - asset-backed	92,027,637	1,472,890	(7,217,824)	86,282,703
States, municipalities and political subdivisions	132,317,815	2,166,838	(7,556,420)	126,928,233
International governments	76,658,371	170,171	(3,169,483)	73,659,059
All other corporate - excluding asset-backed	2,129,483,759	47,706,176	(120,850,850)	2,056,339,085
All other corporate - asset-backed	849,782,364	2,670,194	(57,750,363)	794,702,195
Hybrid securities	106,584,149	904,485	(10,001,950)	97,486,684
Cash equivalents and short-term investments	419,274,329	—	—	419,274,329
Total bonds, cash equivalents and short-term investments	$4,319,575,080	$55,090,754	$(346,996,508)	$4,027,669,326

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2023	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$8,949,512	$407,537	$(233,112)	$9,123,937
Common stocks - affiliated	7,300,225	716,390	—	8,016,615
Total common stocks	$16,249,737	$1,123,927	$(233,112)	$17,140,552

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2024 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$903,914,085	$896,528,935
Due after one year through five years	830,351,043	802,329,519
Due after five years through ten years	521,982,418	508,831,010
Due after ten years	1,799,121,471	1,501,339,867
Total	$4,055,369,017	$3,709,029,331

At December 31, 2024 and 2023, securities with a statement value of $4,862,867 and $4,622,170 respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

H. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 8.45% and 7.80% for loans during 2024 and had a maximum and minimum lending rate of 9.95% and 3.76% for loans during 2023. During 2024 and 2023, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2024, and 2023 the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 76.19% and 64.20%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2024, and 2023, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2024, and 2023, there were immaterial amounts of impaired loans and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

I. Restructured Debt in which the Company is a Creditor

The Company had one restructured commercial mortgage loan during the year ended December 31, 2024. The loan had a book/adjusted carry value of $30 million and generated a realized capital loss of $3.6 million as of December 31, 2024. The Company had one restructured commercial mortgage loan during the year ended December 31, 2023. The loan had an extension on the maturity date and no loss was incurred. .

J.    Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $1,769,708, $586,972, and $1,130,581 for the years ended December 31, 2024, 2023, and 2022, respectively, on certain limited partnerships.The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting.

K. Repurchase Agreements and Other Collateral Transactions

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government, government agency and corporate securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2024, the fair value and amortized cost of the securities transferred were $180,439,066 and $201,346,907 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $171,899,921 with a contractual maturity less than one year as of December 31, 2024. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $171,899,921 with a maturity date less than 360 as of December 31, 2024. As of December 31, 2023, the fair value and amortized cost of the US. government securities transferred were $63,873,223 and $82,545,748 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $99,275,838 with a contractual maturity less than one year as of December 31, 2023. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $99,275,838 with a maturity date less than 360 as of December 31, 2023. .

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2024, and 2023, was $0, as the Company did not participate in reverse repurchase agreements during 2024 and 2023.

Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2024 and 2023, securities pledged of $118,943,190 and $148,657,585, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $65,092,411 and $49,062,260, respectively, as of December 31, 2024 and 2023, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2024 and 2023, the Company accepted cash collateral associated with derivative instruments with a statement value of $6,547,000 and $1,217,000, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2024 and 2023 of $0 and $995,790, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2024 and 2023, the Company did not repledge securities and did not sell any securities collateral. In addition, as of December 31, 2024 and 2023, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2024 and 2023.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2024 and 2023:

December 31, 2024	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$1,617	$1,511	$(106)	$516,123	$330,062	$(186,061)	$517,740	$331,573	$(186,167)
Guaranteed & sponsored - asset-backed	9,130	8,295	(835)	42,599	36,357	(6,242)	51,729	44,652	(7,077)
States, municipalities & political subdivisions	26,203	25,827	(376)	50,835	42,754	(8,081)	77,038	68,581	(8,457)
International governments	2,292	2,255	(37)	25,632	24,514	(1,118)	27,924	26,769	(1,155)
All other corporate - excluding asset-backed	357,837	345,099	(12,738)	903,228	780,254	(122,974)	1,261,065	1,125,353	(135,712)
All other corporate - asset-backed	106,185	104,325	(1,860)	412,354	378,810	(33,544)	518,539	483,135	(35,404)
Hybrid securities	1,147	1,142	(5)	16,481	15,299	(1,182)	17,628	16,441	(1,187)
Short-term investments	—	—	—	—	—	—	—	—	—
Total fixed maturities	504,411	488,454	(15,957)	1,967,252	1,608,050	(359,202)	2,471,663	2,096,504	(375,159)
Common stock-unaffiliated	—	—	—	361	326	(35)	361	326	(35)
Preferred stock -unaffiliated	—	—	—	22,450	21,528	(922)	22,450	21,528	(922)
Total stocks	—	—	—	22,811	21,854	(957)	22,811	21,854	(957)
Total securities	$504,411	$488,454	$(15,957)	$1,990,063	$1,629,904	$(360,159)	$2,494,474	$2,118,358	$(376,116)

December 31, 2023	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$116,814	$100,115	$(16,699)	$396,632	$272,882	$(123,750)	$513,446	$372,997	$(140,449)
Guaranteed & sponsored - asset-backed	2,412	2,390	(22)	52,173	44,977	(7,196)	54,585	47,367	(7,218)
States, municipalities & political subdivisions	18,139	15,898	(2,241)	45,259	39,943	(5,316)	63,398	55,841	(7,557)
International governments	2,479	2,465	(14)	70,847	67,691	(3,156)	73,326	70,156	(3,170)
All other corporate - excluding asset-backed	310,781	283,923	(26,858)	1,080,872	986,879	(93,993)	1,391,653	1,270,802	(120,851)
All other corporate - asset-backed	94,503	87,521	(6,982)	550,847	500,079	(50,768)	645,350	587,600	(57,750)
Hybrid securities	—	—	—	84,429	74,427	(10,002)	84,429	74,427	(10,002)
Short-term investments	—	—	—	—	—	—	—	—	—
Total fixed maturities	545,128	492,312	(52,816)	2,281,059	1,986,878	(294,181)	2,826,187	2,479,190	(346,997)
Common stock-unaffiliated	6	6	—	1,372	1,139	(233)	1,378	1,145	(233)
Preferred stock - unaffiliated	—	—	—	—	—	—	—	—	—
Total stocks	6	6	—	1,372	1,139	(233)	1,378	1,145	(233)
Total securities	$545,134	$492,318	$(52,816)	$2,282,431	$1,988,017	$(294,414)	$2,827,565	$2,480,335	$(347,230)

As of December 31, 2024, fixed maturities, comprised of 667 securities, accounted for approximately 99% of the Company’s total unrealized loss amount. The securities were primarily related to US. government securities, corporate securities concentrated in the utility, industrial & financial services sector, and mortgage-backed securities, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2024, 88% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities' unrealized losses during 2024 was primarily attributable to increase in interest rates and widening spreads on higher yielding corporate securities and asset-back securities.

Most of the securities depressed for twelve months or more are primarily related to US. government agency securities, mortgage-backed securities, and corporate securities concentrated in the financial & industrial sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

December 31, 2024, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover.

As of December 31, 2023, fixed maturities, comprised of 1,061 securities, accounted for approximately 99% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, corporate securities concentrated in the technology & financial services sector, CMBS, and residential mortgage-backed securities ("RMBS), which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2023, 90% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities' unrealized losses during 2023 was primarily attributable to increase in interest rates and widening spreads on higher yielding corporate securities and asset-back securities.

M. Loan-backed and Structured Securities OTTI

For the years ended December 31, 2024, 2023 and 2022, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

N. 5GI Securities

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5GI securities for the Company are immaterial for the years ended December 31, 2024 and 2023.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company utilizes the services of third-party investment managers, including Hartford Investment Management Company (“HIMCO”) and Sixth Street Insurance Solutions, L.P., that are registered investment advisers under the Investment Advisers Act of 1940. The Company's Investment Valuation Committee ("IVC"), a working group chaired by the Chief Financial Officer ("CFO") of the Talcott Financial Group Investments, LLC subsidiaries, oversees the investment activities of these investment managers and directs other investments to maximize economic value and generate the returns necessary to support the Company’s various product obligations, within internally established objectives, guidelines and risk tolerances. The portfolio objectives and guidelines are developed, by the Company, based upon the asset/liability profile, including duration, convexity and other characteristics within specified risk tolerances. The risk tolerances considered include, but are not limited to, asset sector, credit issuer allocation limits, and maximum portfolio limits for below investment grade holdings. The Company attempts to minimize adverse impacts to the investment portfolio and the Company’s results of operations from changes in economic conditions through asset diversification, asset allocation limits, and asset/liability duration matching and the use of derivatives. The following section applies the fair value hierarchy and disclosure requirements for the Company's Separate Account assets, and categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3):

Level 1    Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3     Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g. changes in risk assumptions) inputs are used in determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.
The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2024
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	$7,089	$—	$3,443	$—	10,532
	Preferred stocks - unaffiliated	—	21,528	—	—	21,528
	Cash equivalents	129,308	—	—	—	129,308
	Total bonds and stocks	136,397	21,528	3,443	—	161,368
	Derivative assets
	Macro hedge program	—	3,167	97,110	—	100,277
	Total derivative assets	—	3,167	97,110	—	100,277
	Separate Account assets [1]	23,798,019	—	—	—	23,798,019
	Total assets accounted for at fair value	$23,934,416	$24,695	$100,553	$—	$24,059,664
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Macro hedge program	$—	$—	$(18,381)	$—	$(18,381)
	Total liabilities accounted for at fair value	$—	$—	$(18,381)	$—	$(18,381)
[1]Excludes approximately $6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

As of December 31, 2023
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	$5,681	$—	$3,443	$—	$9,124
	Preferred stocks - unaffiliated	—	—	—	—	—
	Cash equivalents	357,261	—	—	—	357,261
	Total bonds and stocks	362,942	—	3,443	—	366,385
	Derivative assets
	Interest rate derivatives	—	—	—	—	—
	Macro hedge program	—	—	94,133	—	94,133
	Total derivative assets	—	—	94,133		94,133
	Separate Account assets [1]	23,294,728	—	—	—	$23,294,728
	Total assets accounted for at fair value	$23,657,670	$—	$97,576	$—	$23,755,246
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	$—	$—	$—	$—	$—
	Macro hedge program	—	(29,784)	—	—	(29,784)
	Total liabilities accounted for at fair value	$—	$(29,784)	$—	$—	$(29,784)
[1] Excludes approximately $(11) million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the respective Valuation Committees of the Company's investment managers, which are comprised of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources.

In addition, the IVC is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The IVC meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals.

The Company also has an enterprise-wide Operational Risk Management function with Enterprise Risk Management (“ERM”) which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. The Enterprise Model Oversight Working Group ensures compliance with the ERM framework by providing an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

Bonds and Stocks

The fair values of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment managers using a "waterfall" approach utilizing the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment managers utilize an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment managers develop credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

The Company's investment managers perform ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment managers ensure that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment managers determine that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment managers.

The Company's investment managers conduct other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment managers feel a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment managers have analyzed the third-party pricing services’ valuation methodologies and related inputs, and have also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company’s derivatives collateral agent compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Descriptions of additional inputs used in the Company’s Level 2 and Level 3 measurements are included in the following discussion:

Level 2    The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Foreign government/government agencies - Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3    Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2024 and 2023, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2024
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Interest rate swaptions	$8,998	Option model	Interest rate volatility	14%	37%	Increase
Equity options [2]	(38,711)	Option model	Equity volatility	0.8%	0.8%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands)	December 31, 2023
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Interest rate swaptions	$33,850	Option model	Interest rate volatility	—%	3%	Increase
Equity options [2]	54,849	Option model	Equity volatility	12%	20%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2024 and 2023:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2024	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2024
Assets
Common stocks - unaffiliated	$3,443	$—	$—	$—	$—	$—	$—	$—	$3,443
Total bonds and stocks	3,443	—	—	—	—	—	—	—	3,443
Derivatives
Macro hedge program	94,133	—	—	—	(124,998)	73,922	—	35,674	78,731
Total derivatives [3]	94,133	—	—	—	(124,998)	73,922	—	35,674	78,731
Total assets	$97,576	$—	$—	$—	$(124,998)	$73,922	$—	$35,674	$82,174
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2023	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2023
Assets
Common stocks - unaffiliated	$3,443	$—	$—	$—	$—	$—	$—	$—	$3,443
Total bonds and stocks	3,443	—	—	—	—	—	—	—	3,443
Derivatives
Macro hedge program	251,081	—	—	—	(61,387)	119,831	—	(215,392)	94,133
Total derivatives [3]	251,081	—	—	—	(61,387)	119,831	—	(215,392)	94,133
Total assets	$254,524	$—	$—	$—	$(61,387)	$119,831	$—	$(215,392)	$97,576
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,121,349	$3,467,973		$2,625,021	$496,328	$—	$—
Bonds - affiliated	18,284	18,000		18,284		—	—
Preferred stocks - unaffiliated	21,528	21,528		21,528		—	—
Common stocks - unaffiliated	10,532	10,532	7,089		3,443	—	—
Mortgage loans	630,965	687,494			630,965	—	—
Cash, cash equivalents and short-term investments - unaffiliated	196,656	196,656	196,567		89	—	—
Cash, cash equivalents and short-term investments - affiliated	440,000	440,000			440,000	—	—
Derivative related assets	101,853	101,755		4,653	97,102	—	—
Contract loans	86,947	86,947			86,947	—	—
Surplus debentures	40,162	41,837		40,162		—	—
Separate Account assets [1]	23,798,019	23,798,019	23,798,019	—	—	—	—
Total assets	$28,466,295	$28,870,741	$24,001,675	$2,709,648	$1,754,874	$—	$—
Liabilities
Liability for deposit-type contracts	$(143,313)	$(143,313)	$—	$—	$(143,313)	$—	$—
Derivative related liabilities	(79,983)	$(18,431)	—	(59)	(18,431)	—	—
Separate Account liabilities [1]	(23,798,019)	(23,798,019)	(23,798,019)	—	—	—	—
Total liabilities	$(24,021,315)	$(23,959,763)	$(23,798,019)	$(59)	$(161,744)	$—	$—
[1] Excludes approximately $6 million, at December 31, 2024, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands)	December 31, 2023
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,608,395	$3,900,301	$—	$3,002,289	$606,106	$—	$—
Bonds - affiliated	—					—	—
Preferred stocks - unaffiliated	—					—	—
Common stocks - unaffiliated	9,124	9,124	5,681	—	3,443	—	—
Mortgage loans	724,253	791,529	—	—	724,253	—	—
Cash, cash equivalents and short-term investments - unaffiliated	357,261	357,261	357,261	—	—	—	—
Cash, cash equivalents and short-term investments - affiliated	140,000	140,000	—	—	140,000	—	—
Derivative related assets	98,064	98,129	3,931	94,133	—	—	—
Contract loans	86,753	86,753	—	—	86,753	—	—
Surplus debentures	41,383	41,836	—	41,383	—	—	—
Low-income housing tax credits	—					—	—
Separate Account assets [1]	23,294,728	23,294,728	23,294,728	—	—	—	—
Total assets	$28,359,961	$28,719,661	$23,661,601	$3,137,805	$1,560,555	$—	$—
Liabilities
Liability for deposit-type contracts	$(156,536)	$(156,536)	$—	$—	$(156,536)	$—	$—
Derivative related liabilities	(30,011)	(30,077)	—	(30,011)	—	—	—
Separate Account liabilities [1]	(23,294,728)	(23,294,728)	(23,294,728)	—	—	—	—
Total liabilities	$(23,481,275)	$(23,481,341)	$(23,294,728)	$(30,011)	$(156,536)	$—	$—

[1] Excludes approximately $(11) million, at December 31, 2023, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair value of contract loans was determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the contract loans.

At December 31, 2024 and 2023 the Company had no investments where it was not practicable to estimate fair value.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

5. Income Taxes

A.The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2024
			Ordinary	Capital	Total
	(a)	Gross DTA	$173,772,013	$1,168,019	$174,940,032
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	173,772,013	1,168,019	174,940,032
	(d)	Deferred tax assets nonadmitted	47,701,886	—	47,701,886
	(e)	Subtotal net admitted deferred tax assets	126,070,127	1,168,019	127,238,146
	(f)	Deferred tax liabilities	35,043,715	36,430,719	71,474,434
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$91,026,412	$(35,262,700)	$55,763,712

2				2024
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	54,747,910	1,015,802	55,763,712
		(1) DTAs expected to be realized after the balance sheet date	54,747,910	1,015,802	55,763,712
		(2) DTAs allowed per limitation threshold	XXX	XXX	85,630,275
	(c)	DTAs offset against DTLs	71,322,217	152,217	71,474,434
	(d)	DTAs admitted as a result of application of SSAP No. 101	$126,070,127	$1,168,019	$127,238,146

3	(a)	Ratio % used to determine recovery period and threshold limitation	691%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	570,868,502

4			2024
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$173,772,013	$1,168,019
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$126,070,127	$1,168,019
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	1%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				2023
			Ordinary	Capital	Total
	(a)	Gross DTA	$162,998,357	$2,721,299	$165,719,656
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	162,998,357	2,721,299	165,719,656
	(d)	Deferred tax assets nonadmitted	38,638,543	—	38,638,543
	(e)	Subtotal net admitted deferred tax assets	124,359,814	2,721,299	127,081,113
	(f)	Deferred tax liabilities	35,857,023	35,434,090	71,291,113
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$88,502,791	$(32,712,791)	$55,790,000

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

2				2023
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	53,178,189	2,611,811	55,790,000
		(1) DTAs expected to be realized after the balance sheet date	53,178,189	2,611,811	55,790,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	124,672,434
	(c)	DTAs offset against DTLs	71,181,625	109,488	71,291,113
	(d)	DTAs admitted as a result of application of SSAP No. 101	$124,359,814	$2,721,299	$127,081,113

3	(a)	Ratio % used to determine recovery period and threshold limitation	966%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	831,149,559

4			2023
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$162,998,357	$2,721,299
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$124,359,814	$2,721,299
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1			Change During 2024
			Ordinary	Capital	Total
	(a)	Gross DTA	$10,773,656	$(1,553,280)	$9,220,376
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	10,773,656	(1,553,280)	9,220,376
	(d)	Deferred tax assets nonadmitted	9,063,343	—	9,063,343
	(e)	Subtotal net admitted deferred tax assets	1,710,313	(1,553,280)	157,033
	(f)	Deferred tax liabilities	(813,308)	996,629	183,321
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$2,523,621	$(2,549,909)	$(26,288)

2			Change During 2024
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	1,569,721	(1,596,009)	(26,288)
		(1) DTAs expected to be realized after the balance sheet date	1,569,721	(1,596,009)	(26,288)
		(2) DTAs allowed per limitation threshold	XXX	XXX	(39,042,159)
	(c)	DTAs offset against DTLs	140,592	42,729	183,321
	(d)	DTAs admitted as a result of application of SSAP No. 101	$1,710,313	$(1,553,280)	$157,033

3	(a)	Ratio % used to determine recovery period and threshold limitation	(275)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(260,281,057)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

4			Change During 2024
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$10,773,656	$(1,553,280)
		(2) % of adjusted gross DTAs by tax character attributable to the impact of
		planning strategies	—%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$1,710,313	$(1,553,280)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(1)%	—%

B.    DTLs are not recognized for the following amounts:

Not Applicable.

C.    Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2024	2023	Change
	(a)	Federal	$(8,545,006)	$19,898,443	$(28,443,449)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(8,545,006)	19,898,443	(28,443,449)
	(d)	Federal income tax on net capital gains	(677,642)	12,188,360	(12,866,002)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(9,222,648)	$32,086,803	$(41,309,451)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2024	2023	Change
	DTA: Ordinary
	Policyholder reserves	$42,417,756	$43,481,897	$(1,064,141)
	Deferred acquisition costs	110,832,496	100,349,364	10,483,132
	Compensation and benefits	287	—	287
	Investments	433,811	—	433,811
	Net operating loss carryforward	—	—	—
	Tax credit carryforward	14,127,915	13,130,850	997,065
	Other	5,959,748	6,036,246	(76,498)
	Subtotal: DTA Ordinary	173,772,013	162,998,357	10,773,656
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	173,772,013	162,998,357	10,773,656
	Nonadmitted ordinary DTA	47,701,886	38,638,543	9,063,343
	Admitted ordinary DTA	126,070,127	124,359,814	1,710,313
	DTA: Capital
	Investments	1,168,019	2,721,299	(1,553,280)
	Subtotal: DTA Capital	1,168,019	2,721,299	(1,553,280)
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	1,168,019	2,721,299	(1,553,280)
	Nonadmitted capital DTA	—	—	—
	Admitted capital DTA	1,168,019	2,721,299	(1,553,280)
	Total Admitted DTA	$127,238,146	$127,081,113	$157,033

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

DTL: Ordinary
Investments	$33,840,731	$33,473,247	$367,484
Deferred and uncollected premium	—	—	—
Policyholder reserves	1,191,888	2,383,776	(1,191,888)
Other	11,096	—	11,096
Gross DTL ordinary	35,043,715	35,857,023	(813,308)
DTL: Capital
Investments	36,430,719	35,434,090	996,629
Other	—	—	—
Gross DTL capital	36,430,719	35,434,090	996,629
Total DTL	71,474,434	71,291,113	183,321
Net adjusted DTA/(DTL)	$55,763,712	$55,790,000	$(26,288)
Adjust for the change in deferred tax on unrealized gains/losses			1,432,872
Adjust for the change in nonadmitted deferred tax			9,063,343
Adjusted change in net deferred Income Tax			$10,469,927

D.    Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2024	income	2023	income	2022	income
	Tax effect	$7,240,778	Tax effect	$48,298,991	Tax effect	$(19,256,266)
Statutory tax	$1,520,563	21.00%	$10,142,788	21.00%	$(4,043,816)	21.00%
Tax preferred investments	(13,047,890)	(180.20)%	(17,031,728)	(35.26)%	(18,282,825)	94.94%
Interest maintenance reserve	(1,427,199)	(19.71)%	(856,738)	(1.77)%	2,375,769	(12.34)%
Amortization of inception gain	(3,454,265)	(47.71)%	(3,454,265)	(7.15)%	(4,974,717)	25.83%
VA Hedge gains reported in surplus	(1,073,404)	(14.82)%	14,478,051	29.98%	34,656,802	(179.98)%
Change in basis of computing reserves	—	—%	—	—%	5,136,894	(26.68)%
Prior period adjustments	9,563	0.13%	(593,187)	(1.23)%	(890,709)	4.63%
Change in deferred tax on non-admitted assets	37,996	0.52%	(54,419)	(0.11)%	454,237	(2.36)%
Foreign related investments	(2,528,000)	(34.91)%	(3,002,000)	(6.22)%	(1,824,900)	9.48%
All other	270,061	3.73%	(262,535)	(0.56)%	32,089	(0.16)%
Total statutory income tax	(19,692,575)	(271.97)%	(634,033)	(1.32)%	12,638,824	(65.64)%
Federal and foreign income taxes incurred	(9,222,648)	(127.37)%	32,086,803	66.43%	(16,837,977)	87.44%
Change in net deferred income taxes	(10,469,927)	(144.60)%	(32,720,836)	(67.75)%	29,476,801	(153.09)%
Total statutory income tax	$(19,692,575)	(271.97)%	$(634,033)	(1.32)%	$12,638,824	(65.64)%

E.    Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2024, the Company had $0 of net operating loss carryforwards, and $14,127,915 of foreign tax credit carryovers which expire between 2028 and 2034.
2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2024	—
2023	—
2022	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2024.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

F.    Consolidated Federal Income Tax Return

1. The Company's federal income tax return is included within TR Re, Ltd.'s ("TR Re"), consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

TR Re, Ltd.
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $65,644,758 and $85,525,728 respectively, as of December 31, 2024 and $48,408,653 and $61,453,139 respectively, as of December 31, 2023.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2024	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$19,042,528,013	$405,615,588	$(15,214,130,587)	$4,234,013,014
Liability for deposit-type contracts	657,180,562	432,390	(514,300,212)	143,312,740
Policy and contract claim liabilities	234,711,671	11,530,140	(227,268,697)	18,973,114
Premium and annuity considerations	739,626,216	48,748,921	(715,899,055)	72,476,082
Death, annuity, disability and other benefits	1,739,323,444	64,872,558	(1,611,014,820)	193,181,182
Surrenders and other fund withdrawals	2,807,056,045	175,749,681	(1,617,443,705)	1,365,362,021

2023	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,910,472,242	$430,711,040	$(14,902,548,096)	$4,438,635,186
Liability for deposit-type contracts	733,418,140	430,092	(577,312,682)	156,535,550
Policy and contract claim liabilities	209,526,698	14,022,376	(199,675,762)	23,873,312
Premium and annuity considerations	774,475,502	51,512,860	(751,972,988)	74,015,374
Death, annuity, disability and other benefits	1,600,431,230	80,743,759	(1,469,947,683)	211,227,306
Surrenders and other fund withdrawals	2,452,684,835	158,857,240	(1,404,968,467)	1,206,573,608

2022	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$19,616,158,015	$456,864,211	$(15,407,884,903)	$4,665,137,323
Liability for deposit-type contracts	812,556,516	334,089	(642,907,752)	169,982,853
Policy and contract claim liabilities	188,184,446	9,608,492	(179,696,152)	18,096,786
Premium and annuity considerations	819,381,471	62,675,930	(828,399,766)	53,657,635
Death, annuity, disability and other benefits	1,550,348,958	97,923,497	(1,421,232,189)	227,040,266
Surrenders and other fund withdrawals	2,340,373,565	131,470,492	(1,354,829,420)	1,117,014,637

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

A. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2024, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $14.2 billion for Prudential Financial Inc. ("Prudential") offset by $10.8 billion of market value of assets held in trust, for a net exposure of $3.4 billion. In addition, reserve credits totaling $1.5 billion for Commonwealth Annuity and Life Insurance Company are offset by $1.4 billion of market value of assets held in trust, for a net exposure of $0.1 billion. As of December 31, 2023, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $13.8 billion for Prudential offset by $10.3 billion of market value of assets held in trust, for a net exposure of $3.5 billion. In addition, reserve credits totaling $1.6 billion for Commonwealth Annuity and Life Insurance Company were offset by $1.5 billion of market value of assets held in trust, for a net exposure of $0.1 billion.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which such obligation is not presently accrued is $20,957,376 in 2024, an increase of $2,570,609 from the 2023 balance of $18,386,767. The total amount of reinsurance credits taken for this agreement was $26,528,324 in 2024, an increase of $3,253,936 from the 2023 balance of $23,274,388.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. The net gain totaling $600 million, before tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liability and Capital and Surplus, and will be amortized over 20 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $13.2 million, $13.2 million, and $19.0 million in 2024, 2023 and 2022, respectively.

In 2018, the Company entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $3.3 million, $3.3 million, and $4.7 million in 2024, 2023, and 2022, respectively.
B. Reinsurance Ceded to Affiliates

The Company had no new affiliated transactions in 2024, 2023 or 2022.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis.

The Company is party to an investment management agreement with the affiliate Sixth Street Insurance Solutions, L.P. (“Sixth Street”), under which Sixth Street agrees to provide asset management services in exchange for management fees.

The Company reported $40,249,340 and $15,010,012 as payable to parents, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. Amounts are settled in accordance with terms of the agreements.

Effective September 21, 2022, TLA entered into an intercompany liquidity agreement between several Talcott entities: including TR Re, TLR and TLAR. TLA may lend a total of $200M in aggregate to the affiliates. TLA may also borrow a total of $600M consisting of $200M from each of the aforementioned entities. Under the agreement, TLR, TLAR and TR Re cannot extend loans between one another.

On October 15, 2024, TLA loaned $140M to TR Re per the intercompany liquidity agreement. The interest rate of this loan is 4.21% and the maturity date is October 14, 2025.

On October 16, 2023, TLA loaned $140M to TR Re per the intercompany liquidity agreement. The interest rate of this loan was 5.22% and the maturity date was October 15, 2024. The loan was repaid on October 15, 2024.

Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. On July 3, 2024, TLA loaned $300 million to TL per the intercompany liquidity agreement. The interest rate of this loan is 5.06% and the maturity date is July 2, 2025. The Company had no issued and outstanding notes as of December 31, 2023.

On December 24, 2024, TLA paid a dividend of $275,000,000 to TL, the Company's parent. On July 6, 2023, TLA paid a dividend of $94,800,000 to TL.
Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. The expenses accrued for the Company during 2024 and 2023 were immaterial.

As of June 1, 2018, Talcott Resolution Life Insurance Company adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2024 and 2023, were immaterial.

The Talcott Resolution Deferred Compensation Plan is for a select group of management and provides an opportunity to defer compensation on a pre-tax basis and accumulate tax-deferred earnings. The Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $350,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The Plan shall represent an unfunded, unsecured obligation of the company to provide deferred compensation. Any payments to a participant or other person hereunder shall be paid from the general assets of the company, and each participant shall have the status of an unsecured general creditor of the company with respect to any amounts payable under the Plan. The accrued liability for the company during 2024 and 2023 was immaterial.
The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2024 and 2023.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

9. Debt

A. FHLB (Federal Home Loan Bank) Agreements

1.The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2024 and 2023, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2024 and 2023, the Company's pledge limits were $157 million and $222 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

2. FHLB Capital Stock

a. Aggregate Totals

1.As of December 31, 2024

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	3,254,300	3,254,300	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,254,300	3,254,300	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$157,000,000	$157,000,000	$—

2. As of December 31, 2023

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	3,443,100	3,443,100	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,443,100	3,443,100	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$222,000,000	$222,000,000	$—

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

b. Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2024

				Eligible for Redemption
Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$—		$—	$—	$—	$—
2	Class B	3,254,299.5	3,159,435	94,865	—	—	—

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2024

		1 Fair Value	2 Carrying Value	Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$94,656,248	$104,427,367	$—
2	Current Year General Account: Total Collateral Pledged	94,656,248	104,427,367	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	$107,759,543	$115,270,467	—

    b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$107,289,771	$115,082,140	$—
2	Current Year General Account Maximum Collateral Pledged	107,289,771	115,082,140	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	$189,629,200	$197,338,243	$—

4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2024 and 2023.

c. FHLB - Prepayment Obligations

The Company does not have any prepayment obligations as of December 31, 2024 and 2023.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2022. For additional information on dividends paid in 2024 and 2023, see Note 7. With respect to dividends to its parent, TL, the Company’s dividend limitation under the holding company laws of Connecticut is $170,122,848 in 2025.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:

	2024	2023
Unrealized capital gains, gross of tax	$50,211,598	$48,131,871
Asset valuation reserve	(126,399,841)	(138,843,958)
Nonadmitted asset values	(63,921,401)	(55,038,614)
Separate Account expense allowance	23,568,381	24,470,651

11. Separate Accounts

The Company maintained Separate Account assets totaling $23,803,924,174 and $23,305,545,372 as of December 31, 2024 and 2023, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2024 and 2023, the Company’s Separate Account statement included legally insulated assets of $23,803,924,174 and $23,305,545,372, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $466,445,205, $458,449,252 and $487,028,149 for the years ended December 31, 2024, 2023 and 2022, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

An analysis of the Separate Accounts as of December 31, 2024 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2024	$—	$—	$—	$282,662,034	$282,662,034
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$23,762,983,874	$23,762,983,874
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$23,762,983,874	$23,762,983,874
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	23,546,390,400	23,546,390,400
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	23,546,390,400	23,546,390,400
Not subject to discretionary withdrawal	—	—	—	216,593,474	216,593,474
Total	$—	$—	$—	$23,762,983,874	$23,762,983,874

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2024	December 31, 2023	December 31, 2022
Transfer to Separate Accounts	282,662,034	$254,614,683	$267,966,954
Transfer from Separate Accounts	2,836,264,001	2,394,979,793	2,380,057,675
Net Transfer from Separate Accounts	(2,553,601,967)	(2,140,365,110)	(2,112,090,721)
Internal exchanges and other Separate Account activity	(7,574,602)	(4,196,019)	(14,860,797)
Transfer from Separate Accounts on the Statements of Operations	$(2,561,176,569)	$(2,144,561,129)	$(2,126,951,518)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

12. Commitments and Contingent Liabilities

A. Litigation

On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. (MA). The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, used the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiffs seek to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiffs allege that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaints assert claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Judicial Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions.

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

B. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2024, 2023, and 2022. The Company had immaterial guaranty fund receivables as of December 31, 2024 and 2023, respectively.

C. Contingent Commitments

As of December 31, 2024 and 2023, the Company has outstanding commitments totaling $291,031,590 and $263,685,006, respectively, of which $188,731,161 and $182,114,249, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2024 and 2023, $46,729,149 and $81,570,757, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $55,571,280 and $0 are related to various funding obligations associated with private placement securities, as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2024 and December 31, 2023, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations..	$—	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.

(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the      contracts covered in the guarantee agreement.

D. Leases

Transactions include rental facilities and equipment. Rent paid by the Company for its share of space occupied and equipment used by the Company was $995,636, $723,965 and $767,400 in 2024, 2023, and 2022, respectively. Future minimum rental commitments are immaterial.

The office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut. The Company relocated its office from Windsor, Connecticut to Hartford, Connecticut in September 2023.
E. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2020, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

13. Subsequent Events

The Company has evaluated events subsequent to December 31, 2024, through April 3, 2025, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.